AGREEMENT AND PLAN OF MERGER

                            PURSUANT TO IRC ss.368(a)

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), is made and entered into as of April 27, 2005, by and among MARKETSHARE RECOVERY, INC., a Delaware corporation (the "Parent"), MARKETSHARE MERGER SUB INC., a Delaware corporation to be formed as a wholly owned subsidiary of Parent (the "Merger Sub"), and BIOMETRX TECHNOLOGIES, INC., a Delaware corporation (the "Company") and the "Stockholder Representative", defined below (the "Parties"), with reference to the following facts:

                                    RECITALS

         A. WHEREAS, the respective Boards of Directors of the Company, the Parent and Merger Sub have each determined that it is advisable and in the best interests of their respective stockholders that the Parent acquire the Company pursuant to the terms and conditions of this Agreement, and, in furtherance of such acquisition, such Boards of Directors have approved the merger of Merger Sub with and into the Company (the "Merger") in accordance with the terms of this Agreement and the applicable provisions of the Delaware General Corporation Law (the "Delaware Corporation Law");

         B. WHEREAS, Parent will form Merger Sub for the purposes of effecting the Merger prior to the Effective Time (defined below);

         C. WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall be, and is hereby, adopted as a "plan of reorganization" for purposes of Section 368(a) of the Code;

         D. WHEREAS, pursuant to the Merger, (i) each outstanding share of the Company's Common Stock, $0.001 par value ("Company Common Stock") shall be converted into the right to receive shares of common stock of the Parent, $.0001 par value per share ("Parent Common Stock"), and (ii) each outstanding option or warrant to purchase shares of Company Common Stock shall be exchanged for an option or warrant to purchase a corresponding number of shares of Parent Common Stock, at the exchange ratio set forth herein;

         E. WHEREAS, the Parties have determined it to be in their best interest for the Parent to issue its Parent Common Stock under the exemption made available pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D, thereunder; and

         F. WHEREAS, the Parties desire to make certain representations, warranties, covenants, and agreements in connection with, and establish certain conditions precedent to, the Merger.


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         G.  WHEREAS,  the  Parent's  Common Stock is quoted on the OTC Bulletin board and trades under the symbol MKSH.OB.

         NOW,   THEREFORE,   in   consideration   of   the   mutual   covenants,
representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

         1.1 The Merger; The Merger Consideration.

                  (a) As of the date of this Agreement, the Parent has outstanding 3,808,521 shares of Parent Common Stock. After giving effect to the surrender of 2,208,251 shares of outstanding Parent Common Stock for cancellation in the manner contemplated by Section 7.9(b) hereof, immediately prior to the Effective Time there will be 1,600,000 shares of Parent Common Stock outstanding.

                  (b) In connection with the Merger, (i) each holder of shares of Company Common Stock will receive a number of shares of Parent Common Stock based upon the exchange ratio of one share of Company Common Stock becoming
1.1306  shares of Parent  Common  Stock,  subject to  adjustment as set forth on
Schedule 1.1 hereto (the "Exchange Ratio"), (ii) each holder of warrants or options of the Company will receive corresponding instruments in the Parent having substantially the same rights, preferences and privileges as the original Company instrument, adjusted as to exercise price and number of underlying shares of Parent Common Stock based upon the Exchange Ratio, and (iii) the Company will be operated as a wholly owned subsidiary of the Parent, which shall own all of the issued and outstanding capital stock of the Company. All debts, liabilities, obligations, contracts and assets of the Merger Sub will, by operation of law as of the Effective Time, become the debts, obligations, contracts, liabilities and assets of the Company and Merger Sub shall cease to exist.

         1.2 Certificate of Merger. A certificate of merger (the "Certificate of Merger"), together with all appropriate and necessary filing fees, shall be prepared, executed and delivered to the Secretary of State of the State of Delaware (the "Delaware Secretary") for filing on the Closing Date, as defined in Section 3, in accordance with the Delaware Corporation Law.

         1.3 Effective Time. The Merger shall become effective upon the filing of the Certificate of Merger with the Delaware Secretary in accordance with the provisions of the Delaware Corporation Law. The date and time of the filing with the Delaware Secretary is referred to herein as the "Effective Time."

         1.4 Tax-Free Merger. The Parties intend that the Merger will be treated as a tax-free reorganization under Section 368 of the Code.


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                                   ARTICLE II

                              EFFECT OF THE MERGER

         2.1 General. Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Sub shall merge with and into the Company in accordance with the Delaware Corporation Law, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger. The Company, in its capacity as the corporation surviving the Merger, is sometimes referred to herein as the "Surviving
Corporation." The Surviving Corporation shall possess all the rights, privileges, powers, immunities and franchises, of Merger Sub (sometimes referred to hereinafter as the "Disappearing Corporation"); all property, real, personal and mixed, and all debts due on whatever account, including subscriptions for shares, stock options and warrants, and all choses in action, and all and every interest, of or belonging to or due the Disappearing Corporation shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in the Disappearing Corporation shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the Delaware Corporation Law.

         2.2 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

                  (a) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time and owned beneficially or of record by Company stockholders shall be converted into and become the number of validly issued, fully paid and non-assessable shares of Parent Common Stock determined by the Exchange Ratio.

                  (b) Each option, warrant and security convertible by its terms into Company Common Stock that is outstanding immediately prior to the Effective Time shall be assumed by the Parent and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire, on the terms and conditions as were applicable under such option, warrant or convertible security, the same number of shares of Parent Common Stock as the holder of such option, warrant or convertible security would have been entitled to receive pursuant to the Merger had such holder exercised such option or warrant, or converted such convertible security, in full immediately prior to the Effective Time (not taking into account whether such option, warrant or convertible security was in fact exercisable or convertible at such time), and the exercise or conversion price thereof shall be proportionately adjusted. As soon as practicable after the Effective Time, the Parent shall deliver to each holder of a Company option, warrant and convertible security an option, warrant or convertible security, as the case may be, in the Parent, having substantially identical terms as the original Company option, warrant or convertible security, as the case may be.

         2.3 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, dissenting shares of the Company as defined in the Delaware Corporation Law ("Dissenting Shares") shall not be converted into the right to receive shares of Parent Common Stock at or after the Effective Time unless and until the holder of such Dissenting Shares withdraws his or her demand for


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

payment of the fair value of such shares in accordance with the provisions of the Delaware Corporation Law or becomes ineligible for such payment. If a holder of Dissenting Shares shall withdraw his or her demand for payment of the fair value of such shares in accordance with the Delaware Corporation Law or shall become ineligible to receive such payment, then, as of the later of the Effective Time or the occurrence of such event, such holder's Dissenting Shares shall be automatically converted into a corresponding number of shares of Parent Common Stock in accordance with the terms of this Agreement. The Company shall give the Parent prompt notice of any notices of intent to assert dissenters' rights and to demand payment or withdrawals of notices of intent to assert dissenters' rights and will not, except with the prior written consent of the Parent, settle or compromise or offer to settle or compromise any such notices, voluntarily make any payment with respect to any notice of intent to demand payment for shares of Company Common Stock or approve any withdrawal of any such notice. Each holder of Dissenting Shares shall have only such rights and remedies as are granted to such holder under the Delaware Corporation Law. This Section notwithstanding, in the event that one percent (1%) or more of the outstanding shares of the Company are Dissenting Shares, the Company may, in its sole discretion, terminate this Agreement, in which event, this Agreement shall forthwith become void and of no further force and effect and the Parties shall be released from any and all obligations hereunder; provided, however, that nothing herein shall relieve any Party from liability for the breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         2.4 Exchange of Certificates.

                  (a) Prior to the Closing Date, the Parent shall appoint its transfer agent or such other person or entity as the Company may reasonably request to act as exchange agent (the "Exchange Agent") in the Merger.

                  (b) At least five (5) but not more than ten (10) Business Days after the Effective Time, the Parent, at its cost and expense, shall cause the Exchange Agent to deliver to each holder of record of shares of Parent Common Stock to be exchanged for the Company's outstanding shares ("Outstanding Shares"), a letter of transmittal in the form annexed hereto as Exhibit A (the "Letter of Transmittal") for use in effecting the surrender of the stock certificates representing the Outstanding Shares (the "Certificates"). For purposes of this Agreement, "Business Day" shall mean a day other than a Saturday, Sunday or day when commercial banks are not generally open to the public in New York, New York. To the extent that holders of Outstanding Shares (each a "Holder") deliver Certificates along with a duly executed and completed Letter of Transmittal to the Parent or Exchange Agent, then the Parent shall promptly deliver (or cause and instruct the Exchange Agent to deliver) to such each Holder, a certificate(s) representing the number of shares of Parent Common Stock to which the Holder is entitled pursuant to Section 2.2 above. The Parent or Exchange Agent shall effect delivery of the certificate for Parent Common Stock within three (3) Business Days after due receipt of the Holder's Certificate and duly completed and executed Letter of Transmittal. Each Certificate surrendered shall immediately be canceled. At the Effective Time, no Holder of a Certificate shall have any rights with respect to shares of Company Common Stock other than to surrender such Certificate pursuant to this Section
2.4 or, if the Holder holds Dissenting Shares, to demand payment of the fair value thereof pursuant to the Delaware Corporation Law or to exercise any other rights under the Delaware Corporation Law.


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

                  (c) The Parent and Exchange Agent shall follow the same procedure with respect to lost, stolen or mutilated Certificates as the Company followed with respect to lost, stolen or mutilated certificates prior to the Effective Time which procedures shall include, at a minimum, receipt of an affidavit and indemnity of lost certificate in customary form (but without the requirement of any bond or security for such indemnity).

         2.5 Distributions With Respect To Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock evidenced thereby, until the holder of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates evidencing shares of Parent Common Stock issued in exchange therefor, (i) promptly, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such shares of Parent Common Stock. No interest shall be paid on any amounts payable under this Section 2.5.

         2.6 No Further Rights in Company Stock. All shares of Parent Common Stock issued upon exchange of the shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock.

         2.7 No Fractional Shares. No certificates or scrip evidencing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of the Parent. In lieu of fractional shares of Parent Common Stock, any fractional share will be rounded up to the nearest whole share of Parent Common Stock.

         2.8 No Transfers of Stock After Effective Time. After the Effective Time, there shall be no transfers of any shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be forwarded to the Parent or Exchange Agent and exchanged in accordance with Section 2.4(b), subject to applicable law in the case of Dissenting Shares.

         2.9 Restrictions on Transfer of New Parent Shares. The shares of Parent Common Stock that are being issued in connection with the Merger (the "New Parent Shares"), and any shares of Parent Common Stock issuable upon exercise or conversion of options or warrants issued pursuant to Section 2.2(b), (collectively with the New Parent Shares, the "New Parent Securities") are being issued pursuant to an exemption from registration provided for in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Each certificate representing any New Parent Securities shall be subject to stop transfer instructions and shall bear all legends required under all applicable federal and state securities laws.


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

         2.10 Certificate of Incorporation and Bylaws of Surviving Corporation.

                  (a) The Certificate of Incorporation of the Company in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) The Bylaws of the Company in effect at the Effective Time shall be the Bylaws of the Surviving Corporation.

         2.11 Management of Surviving Corporation and Parent.

                  (a) One or more of the directors of the Company immediately prior to the Effective Time shall be the initial directors of Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or Bylaws of the Surviving Corporation or as otherwise provided by applicable law.

                  (b) The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or Bylaws of the Surviving Corporation or as otherwise provided by applicable law.

                  (c) At the Closing, the officers and directors of the Parent shall resign, to be replaced by the officers and directors of the Company immediately prior to the Effective Time, provided that at least one current director of the Parent shall remain in office until at least ten (10) days after the Company makes the filing with the SEC required by Rule 14f-1 (the "Rule") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and mails the statement required by said Rule to the Parent's shareholders of record. The new management shall also cause the Parent to make such filings as may be required or indicated under the Exchange Act; provided, however, the resignation of the directors of the Parent and the appointment of new directors in accordance with the terms of this Section 2.11(c) shall accomplished through the filling of vacancies in the Board of Directors of the Parent in compliance with the applicable provisions of the Delaware Corporation Law and the Bylaws of the Parent and without the vote (by written consent or otherwise) of the shareholders of the Parent.

         2.12 Solicitation of Consents by Company.

                  (a) Promptly following the execution of this Agreement, the Parent will cooperate with the Company in the preparation and distribution of an information statement/ offering memorandum (the "Information Statement") which will be used by the Company to solicit consents in favor of the Merger.

                  (b) The Information Statement will incorporate information concerning the Parent by including but not limited to its most recent filings made by Parent under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such information required of the Company necessary in the opinion of Parent's counsel to comply with informational requirements of Rule 502(b) of Regulation D.


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                  (c) The Company will bear all costs and expenses in connection with the preparation, printing and mailing of the Information Statement, including without limitation, fees and expenses of its counsel, its auditors, (but exclusing the fees and expenses of Parent's counsel and auditors in connection with preparing and reviewing the definitive Information Statement and related documents nor such fees and expenses incurred in the negotiation and
documentation   of  this  Agreement  and  the  completion  of  the  transactions contemplated hereunder).

         2.13  Taking  of  Necessary  Action,  Further  Assurances.  Each of the
Company, the Parent and Merger Sub shall use its or their commercially reasonable efforts to take all such action as may be necessary or appropriate to effectuate the Merger in accordance with this Agreement as promptly as possible and at the time contemplated by this Agreement. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company, the Parent and Merger Sub immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

         2.14 Stockholder Representative. The holders of the outstanding shares of the capital stock of the Company, by virtue of the approval of this Agreement and the Merger, will be deemed to have irrevocably constituted and appointed, effective as of the Effective Time, Mark Basile (together with his permitted successors, the "Stockholder Representative"), as their true and lawful agent and attorney-in-fact, and the Stockholder Representative, by his execution of this Agreement shall be deemed to have accepted such appointment, to enter into any agreement in connection with the transactions contemplated by this Agreement, to exercise all or any of the powers, authority and discretion conferred on him under any such agreement, to waive any terms and conditions of any such agreement (other than the Merger Consideration), to give and receive notices on their behalf, and to be their exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by any such agreement, including, without limitation, the assertion, prosecution, defense, settlement or compromise of any claim, action or proceeding for which any Company Stockholder, Parent or the Merger Sub may be entitled to indemnification and the Stockholder Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable. The Stockholder Representative shall not be liable for any action taken or not taken by him or her in his or her capacity as Stockholder Representative (i) with the consent of stockholders who, as of the date of this Agreement, own a majority in number of the outstanding shares of Company Stock, or (ii) in the absence of his own willful misconduct. If the Stockholder
Representative shall be unable or unwilling to serve in such capacity, his successor shall be named by those persons holding a majority of the shares of Company Stock outstanding immediately prior to the Effective Time who shall serve and exercise the powers of Stockholder Representative hereunder. Solely with respect to any actions taken by the Stockholder Representative in his capacity as such, the Stockholder Representative shall have no liability to Parent or any of its affiliates except for claims based upon fraud.


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         2.15  Company  Warrants.  At or prior to the  Effective  Time,  Parent,
Company and Merger Sub shall take all action necessary to cause the assumption by Parent as of the Effective Time of the warrants to purchase Company Common Stock (the "Outstanding Company Warrants"). Each of the Outstanding Company Warrants shall be converted without any action on the part of the holder thereof into a warrant to purchase shares of Parent Common Stock as of the Effective Time. The holder of the Outstanding Company Warrant shall be entitled to receive upon the exercise thereof 1.1306 shares of Parent's Common Stock for each share of Company Common Stock subject to such warrant determined immediately before the Effective Time. The exercise price of each share of Parent's Common Stock subject to an Outstanding Company Warrant shall be the exercise price per share of Company common stock at which such warrant is exercisable immediately before the Effective Time. The assumption and substitution of the Outstanding Company Warrants as provided herein shall not give the holders of such warrants additional benefits which they did not have immediately prior to the Effective Time or relieve the holders of any obligations or restrictions applicable to their warrants. Parent shall reserve out of its authorized but unissued shares of Parents Common Stock sufficient shares to provide for the exercise of the Outstanding Company Warrants.

         2.16 Exchange Ratio. The aggregate number of shares of Parent Common Stock (i) to be issued in the Merger in exchange for all outstanding shares of Company Common Stock, and (ii) to be reserved for issuance by Parent upon the exercise of all Outstanding Company Warrants is 14,400,000 shares. The number of shares of Parent Common Stock to be issued and reserved for issuance in the Merger will represent 90% of the issued and outstanding shares of Parent Common Stock immediately after the Effective Time. The number of shares of Parent Common Stock to be issued and/or reserved in the Merger may not be increased in the event the Company issues additional securities prior to the Effective Time. In such event the Exchange Ratio defined in Section 1.1(b) will be decreased accordingly.



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                                  ARTICLE III

                                     CLOSING

         3.1 Closing. Subject to the provisions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York, within two (2) Business Days after the date on which the last of the conditions to Closing set forth in Article VIII shall have been satisfied or waived, or at such other place and on such other date as is mutually agreeable to Parent and the Company (the "Closing Date"). The Closing will be effective as of the Effective Time.

         3.2 Closing Deliveries. At the Closing, each of the Parties shall make the Closing deliveries required of it pursuant to Article VIII of this Agreement.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the disclosure schedule attached hereto as Exhibit B (the "Company Disclosure Schedule"), the Company represents and warrants to the Parent that the statements contained in this Article IV are true, correct and complete as of the date of this Agreement (or if made as of a specified date, as of such date) and will be true, correct and complete as of the Closing Date (or, if made as of a specified date, as of such date).

         4.1 Organization and Qualification.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. There is no pending or threatened proceeding for the dissolution or liquidation of the Company.

                  (b) Except as set forth in the Company Disclosure Schedule, the Company (i) does not, directly or indirectly, own any interest in any corporation, partnership, joint venture, limited liability company, or other Person and (ii) is not subject to any obligation or requirement to provide funds to or to make any investment (in the form of a loan, capital contribution or otherwise) in or to any Person. For purposes of this Agreement, "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, government, entity or government or any group comprised of one or more of the foregoing.

                  (c) The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it makes such qualification or licensing necessary, except for any such jurisdiction where the failure to so qualify or be licensed, individually and in the aggregate for all such jurisdictions, would not reasonably be expected to have a Material Adverse Effect. For purposes of


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this Agreement,  as to the Company,  "Material  Adverse Effect" means an action, event or occurrence if it has, or could reasonably be expected to have, a material adverse effect on the capitalization, financial condition or results of operations of the Company. Any item or event susceptible of measurement in monetary terms which, when considered together with similar items or events, does not exceed the amount of $10,000, shall not be considered a Material Adverse Effect.

                  (d) The Company has provided to the Parent complete and accurate copies of the Certificate of Incorporation and Bylaws of the Company, as currently in effect, and minutes and other records of the meetings and other proceedings of the Board of Directors and stockholders of the Company. The Company is not violation of any provisions of its Certificate of Incorporation or Bylaws.

         4.2 Capitalization. The authorized capital stock of Company consists of 20,000,000 shares of Company Common Stock, and no shares of Preferred Stock (the "Company Preferred Stock"), of which 12,575,599 common shares are or will be outstanding at the time of Closing. All issued and outstanding shares of Company Common Stock are validly issued and outstanding, fully paid and non-assessable and free of preemptive rights. Other than as set forth in the Company Disclosure Schedule, (i) there are no shares of capital stock or other equity securities of Company outstanding and (ii) except for 161,000 warrants exercisable at prices between $0.75 and $1.00 per share there are other outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible securities of any character whatsoever to which the Company is a party or is bound, requiring or which could require the issuance, sale or transfer by the Company of any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of the Company. There are no stock appreciation rights or similar rights relating to the Company.

         4.3 Authority.

                  (a) The Company has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, subject to approval by its stockholders. On the date of the execution of this Agreement, the holders of a majority of the outstanding shares of Company Common Stock have approved this Agreement and the merger, in writing. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

                  (b) The execution and delivery by the Company of this Agreement does not, and the consummation of the transactions contemplated thereby will not, (i) conflict with, or result in a violation of, any provision of bylaws or other charter documents of the Company, (ii) constitute or result in a breach of or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, any note, bond, mortgage, indenture, deed of trust, lease, permit, concession, franchise, license, agreement or other instrument or obligation to which the Company is a party or to which the properties or assets of the Company are subject, (iii) create any lien upon any of the properties or assets of the Company, or (iv) constitute, or result in, a violation of any law applicable to the Company or any of the properties or assets of the Company.

                  (c) No consent, approval, order or authorization of, notice to, registration or filing with any governmental authority or other Person is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) filing of the Certificate of Merger with the Delaware Secretary, and (ii) the filing of a Form D and related state securities law notices in connection with the issuance of the Excluded Securities.

         4.4 Financial Statements.

                  (a) The Company  Disclosure  Schedule sets forth copies of the audited balance sheets of the Company as of December 31, 2003 and December 31, 2004 (the "Company December Balance Sheet"), and the audited statements of operations, redeemable preferred stock and stockholders' deficit and cash flows for each of the years ended December 31, 2004 and December 31, 2003, and The Company Financial Statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles consistently applied ("GAAP") during the periods involved (except as may be indicated therein or in the notes thereto), and present fairly the financial position of the Company as of the respective dates set forth therein, and the results of the Company's operations and its cash flows for the respective periods set forth therein in accordance with GAAP (subject, in case of any unaudited interim financial statements, to normal year-end adjustments).

                  (b) The Company maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management v authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Parent and to maintain accountability for the Parent's assets; (iii,) access to the Parent's assets is permitted only in accordance with management's authorization; (iv) the reporting of the Parent's assets is compared with existing assets at regular intervals; and (v) account notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

                  (c) Except as and to the extent reflected, disclosed or reserved against in the Company Financial Statements (including the notes thereto) or in the Company Disclosure Schedule, the Company had no liabilities, whether absolute, accrued, contingent or otherwise, material to the business, operations, assets, financial condition or prospects of the Company which were required by GAAP (consistently applied) to be disclosed in the Company's financial statements as of December 31, 2004, or the notes thereto. The Company has not incurred any liabilities except in the ordinary course of business and consistent with past practice, except as related to the transactions contemplated by this Agreement or in the Company Disclosure Schedule. Except as listed in the Company's Disclosure Schedule, the Company has not entered into or effected a securitization transaction or "off balance sheet arrangement" (as defined in Item 203 of SEC's Regulation SD) since January 1, 2003. [Name of Auditor] "Company Auditor"), which has expressed its opinion with respect to the Company and financial statements (including the related notes), is and has been throughout the periods covered by such financial statements" (x) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (y) "independent" with respect to the Company within the meaning of Regulation S-X and, with respect to the Company, and (z) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related Rules of the SEC and the Public Company Accounting Oversight Board. The Company Disclosure Schedule lists all non-audit services performed by the Company's Auditor for the Company and its subsidiaries since January 1, 2003.

                  (d) Except as set forth in the Company Disclosure Schedule, the Company has no loans or extensions of credit in the form of personal loans outstanding from or for the benefit of, directly or indirectly, any executive officer or director of the Company (or someone in an equivalent capacity).

         4.5 Absence of Certain Changes or Events. Except as disclosed in the Company Disclosure Schedule, there has not been any material adverse change in the business, operations, assets or financial condition of the Company since December 31, 2004 and, to the best of the Company's knowledge, no facts or condition exists which the Company believes will cause such a material adverse change in the future.

         4.6 Litigation. There are no legal actions (i) pending or, to the knowledge of the Company, threatened against the Company or the transactions contemplated by this Agreement or (ii) pending or, to the knowledge of the Company, threatened against any current employee, officer or director of the Company that, in any way relates to the Company. The Company is not subject to any order, judgment, writ, injunction or decree of any governmental authority.

         4.7 Taxes. The Company has timely filed all material tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a governmental entity having authority to do so) ("Company Tax Return"). Each such Company Tax Return is true, correct and complete in all material respects. The Company has paid, within the time and manner prescribed by law, all material taxes that are due and payable. To the Knowledge of the Company, no Company Tax Return is the subject of any investigation, audit or other proceeding by any federal, state or local tax authority.

         4.8 Contracts.

                  (a) The Company is not in violation or breach of any material contract. There does not exist any event or condition that, after notice or lapse of time or both, would constitute an event of default or breach under any material contract on the part of the Company or, to the knowledge of the Company, any other party thereto or would permit the modification, cancellation or termination of any material contract or result in the creation of any lien upon, or any person acquiring any right to acquire, any assets of the Company. The Company has not received in writing any claim or threat that the Company has breached any of the terms and conditions of any material contract.

                  (b) The consent of, or the delivery of notice to or filing with, any party to a material contract is not required for the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated under the Agreement.

         4.9 Employee Benefit Plans. Except as set forth in the Company Disclosure Schedule, the Company does not maintain or contribute to any "employee pension benefit plan" (the "Company Pension Plans"), as such term is defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "employee welfare benefit plan," as such term is defined in
Section 3 of ERISA, stock option plan, stock purchase plan, deferred compensation plan, cafeteria plan, severance plan, bonus plan, employment agreement or other similar plan, program or arrangement. The Company has not contributed to, or been required to contribute to, any "Multiemployer Plan", as such term is defined in Section 3(37) of ERISA.

         4.10 Compliance With Applicable Law. To the Company's knowledge, the Company has complied in all material respects with all applicable federal, state and local laws and regulations to which it or its business may be subject, except where the failure to so comply did not have and would not be a Material Adverse Effect, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against or, to the Company's knowledge, has been threatened against the Company alleging any failure to so comply.

         4.11 Intellectual Property.

                  (a) The Company owns, or has the right to use pursuant to valid license, sublicense, agreement, or permission, all intellectual property rights used in or necessary for the operation of the Company's business as presently conducted. Except as set forth in the Company Disclosure Schedule, (i) such intellectual property rights are owned free and clear of royalty obligations, liens and encumbrances, (ii) the execution and delivery of this Agreement and the closing of the transaction contemplated hereby will not alter or impair any such rights, (iii) the use of all such intellectual property the Company does not infringe or violate the intellectual property rights of any person or entity, and (iv) the Company has not granted any person or entity any rights, pursuant to written license agreement or otherwise, to use such intellectual property. The Company has taken, and shall continue to take through the Closing Date, all necessary action to maintain and protect each item of intellectual property that it owns or uses.

                  (b) The Company Disclosure Schedule identifies (i) each patent, trademark, trade name, service name or copyright with respect to any of the Company's intellectual property, all applications and registration statements therefor and renewals thereof (and sets forth correct and complete copies of all such patents, registrations and applications (as amended to date)) and (ii) all intellectual property that the Company uses pursuant to license, sublicense, agreement, or permission, all of which are valid and in full force and effect, and the execution and delivery of this Agreement and the closing of the transaction contemplated hereby will not alter or impair any such rights.

                  (c) The Company has at all times used reasonable efforts to protect all trade secrets related to its intellectual property.

         4.12 Properties. Except as set forth in the Company Disclosure Schedule, the Company has good and marketable title to all material assets and properties, whether real or personal, tangible or intangible, listed on the Company December Balance Sheet or the Company Disclosure Schedule, subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in said Balance Sheet or the note thereto or that secure liabilities incurred in the ordinary course of business after the date of the Company December Balance Sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) such title imperfections that are not in the aggregate material to the business, operations, assets, financial condition or prospects of the Company. Except as affected by the transactions contemplated hereby, the Company as lessee has the right under valid and subsisting leases to occupy, use, possess and control all real property listed on the Company Disclosure Schedule in all material respects as presently occupied, used, possessed and controlled by the Company.

         4.13 Insurance. The business operations and all insurable properties and assets of the Company are insured for their benefit against all risks which, in the reasonable judgment of the management of the Company, should be insured against (including, without limitation, products liability for human clinical trials, professional liability for insureds and employees and professional liability for clinical sites and clinical investigators), in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of the Company adequate for the business engaged in by the Company. The Company has not received any notice of cancellation or notice of a material amendment of any such insurance policy or bond.

         4.14  Information   Statement/Offering   Memorandum.   The  information
contained in the information statement/offering memorandum (as amended or supplemented, the "Information Statement"), together with the exhibits and attachments thereto relating to the Company and the Company shareholders, sent to the stockholders of the Company in connection with the Company Stockholder Consent to approve the Merger, which information included the recommendation of the Board of Directors of the Company in favor of the Merger, did not, on the date the Information Statement (or any amendment thereof or supplement thereto) was first mailed or otherwise delivered to any Company Stockholder or at the time of effectiveness of the Company Stockholder Consent, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of consents for the Company Stockholder Consent which has become false or misleading. The Company makes no other representation or warranty with respect to the information included in the Information Statement.

         4.15 Disclosure. The representations and warranties of the Company herein, or in any document, exhibit, statement, certificate or schedule furnished by or on behalf of Company to the Parent as required by this Agreement, do not contain and will not contain any untrue statement of a material fact and do not omit and will not omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE PARENT

         Except as set forth in the disclosure schedule attached hereto as Exhibit C (the "Parent Disclosure Schedule"), the Parent represents and warrants to the Company that the statements contained in this Article V are true, correct and complete as of the date of this Agreement (or if made as of a specified date, as of such date) and will be true, correct and complete as of the Closing Date (or, if made as of a specified date, as of such date). Unless the context otherwise requires, all references to the Parent contained in this Article V will be read to include the Parent together with any of its direct or indirect subsidiaries (including Merger Sub).

         5.1 Organization and Qualification.

                  (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.

                  (b) Merger Sub will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub will be formed solely for the purpose of the Merger and has no business, assets, liabilities, contracts or commitments other than as set forth in this Agreement. There is no pending or threatened proceeding for the dissolution or liquidation of Merger Sub.

                  (c) Except for Merger Sub and MarketShare Recovery, Inc., a New York corporation, the Parent (i) does not, directly or indirectly, own any interest in any corporation, partnership, joint venture, limited liability company, or other Person except for two subsidiaries described in the Parent Disclosure Schedule that were formed for the sole purpose of a transaction that did not materialized and are in the process of being dissolved, and (ii) is not subject to any obligation or requirement to provide funds to or to make any investment (in the form of a loan, capital contribution or otherwise) in or to any Person.

                  (d) The Parent is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it makes such qualification or licensing necessary, except for any such jurisdiction where the failure to so qualify or be licensed, individually and in the aggregate for all such jurisdictions, would not reasonably be expected to have a Material Adverse Effect.

                  (e) The Parent will provide to the Company complete and accurate copies of the Certificate of Incorporation and Bylaws of the Parent and Merger Sub, as currently in effect on the Effective Date, and minutes and other records of the meetings and other proceedings of the Board of Directors and shareholders of the Parent. Neither the Parent nor Merger Sub is or will be in violation of any provisions of its Certificate of Incorporation or Bylaws.

         5.2 Capitalization.

                  (a) The authorized capital stock of the Parent consists of (i) 50,000,000 shares of Parent Common Stock, and (ii) 10,000,000 shares of Parent Preferred Stock. The issued and outstanding capital stock of the Parent consists entirely of (i) 3,808,521 shares of Parent Common Stock and (ii) no shares of Parent Preferred Stock. All issued and outstanding shares of Parent Common Stock are validly issued and outstanding, fully paid and nonassessable and free of preemptive rights. There are no shares of capital stock or other equity securities of the Parent outstanding and no outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible notes or instruments of any character whatsoever to which the Parent is a party or is bound, requiring or which could require the issuance, sale or transfer by the Parent of any shares of capital stock of the Parent or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of the Parent. There are no stock appreciation rights or similar rights relating to the Parent.

                  (b) The authorized capital of Merger Sub will consist of 1,000 shares of common stock, $.01 par value per share, of which all 1,000 shares will be issued and outstanding and held by the Parent. Other than such outstanding shares, there will be no shares of capital stock or other equity securities of Merger Sub outstanding and no outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible notes or instruments of any character whatsoever to which the Parent or Merger Sub is a party or is bound, requiring or which could require the issuance, sale or transfer by the Parent or Merger Sub of any shares of capital stock of Merger Sub, any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of Merger Sub. There are no stock appreciation rights or similar rights relating to Merger Sub.

                  (c) Upon completion of the Merger and the "Cancellation" defined in Section 7.9(b), below, the outstanding shares of Parent Common Stock shall be held as follows (excluding (X) any shares of Parent Common Stock issued to holders of Company Common Stock and exchanged for Parent Common Stock as a result of the Merger and [(X) shares of Parent common stock issuable upon the exercise of options to purchase Company shares assumed by Parent, plus (Y) any shares of Parent Common Stock issued or issuable to placement agents or other advisers retained by the Company in connection with the Merger or the offering contemplated by the PPM)]:

                           (i) 1,600,000 held by the  pre-existing  shareholders
of the Parent (including 300,000 shares subject to the "Escrow" defined in Section 7.9(b)), below; and

                           (ii)  14,400,000  shares  (issued  in the  Merger  to
Company Shareholders).

                  (b) Upon completion of the Merger, none of the Parent's Preferred Stock shall be have been issued nor shall any such shares be outstanding.

                  (c) Upon completion of the Merger, and other than any outstanding options, warrants or convertible securities issued by the Company and converted into options, warrants or convertible securities of the Parent as a result of the Merger, there are no outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible notes or instruments of any character whatsoever to which the Parent is a party or is bound, requiring or which could require the issuance, sale or transfer by the Parent of any shares of capital stock of the Parent or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of the Parent.

                  (d) All of the  shares  of  Parent  Common  Stock  issued  and outstanding immediately prior to the Effective Time, relying upon the representations of the Company herein and the representation of the Company's Stockholders contained in the Letter of Transmittal annexed hereto as Exhibit A,
(i) have been issued in compliance with Securities Act and applicable state securities laws in reliance on exemptions from registration or qualification thereunder and (ii) were issued and are currently held by persons who are not deemed "underwriters" under applicable federal securities laws.

                  (e) The list of all record holders of Parent Common Stock, Parent Preferred Stock included in the Parent Disclosure Schedule is complete and correct.

         5.3 Authority.

                  (a) Each of the Parent and Merger Sub has or will have the requisite corporate power and authority to enter into this Agreement, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement by the Parent and Merger Sub and the consummation by the Parent and Merger Sub of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Parent and Merger Sub. This Agreement has been duly executed and delivered by the Parent and by Parent on behalf of Merger Sub and constitutes a legal, valid and binding obligation of the Parent and Merger Sub, enforceable against each of them in accordance with its terms. No vote or approval of the shareholders of the Parent is required in connection with the Merger.

                  (b) The execution and delivery by the Parent and Merger Sub of this Agreement does not, and the consummation of the transactions contemplated thereby will not, (i) conflict with, or result in a violation of, any provision of bylaws or other charter documents of the Parent or Merger Sub, (ii) constitute or result in a breach of or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, any note, bond, mortgage, indenture, deed of trust, lease, permit, concession, franchise, license, agreement or other instrument or obligation to which the Parent is a party or to which the properties or assets of the Parent or Merger Sub are subject, (iii) create any lien upon any of the properties or assets of the Parent or Merger Sub, or (iv) constitute, or result in, a violation of any law applicable to the Parent or Merger Sub or any of the properties or assets of either of them.

                  (c) No consent, approval, order or authorization of, notice to, registration or filing with any governmental authority or other Person is necessary in connection with the execution and delivery of this Agreement by the Parent and Merger Sub or the consummation by the Parent and Merger Sub of the transactions contemplated by this Agreement, except for (i) filing of the Certificate of Merger with the Delaware Secretary, (ii) the filing of a Form D and related state securities law notices in connection with the issuance of Parent Common Stock in connection with the Merger and (iii) the filing of a current report on Form 8-K with the Securities and Exchange Commission (the "SEC") announcing completion of the Merger.

         5.4 SEC Filings; Financial Statements.

                  (a) The Parent has filed (and shall continue to file) and made available to Company all forms, reports, schedules, statements and other documents required to be filed by the Parent with the SEC (collectively, the "Parent SEC Reports"). The Parent SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Parent SEC Reports or necessary in order to make the statements in such Parent SEC Reports, in light of the circumstances under which they were made, not misleading. None of the Parent's subsidiaries is required to file any forms, reports, schedules, statements or other documents with the SEC. The financial records of the Parent have been prepared in compliance with SEC rules on internal financial controls.

                  (b) Each of the financial statements (including, in each case, any related notes), contained in the Parent SEC Reports, including any Parent SEC Reports filed after the date of this Agreement until the Closing, complied, as of its respective filing date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and fairly presented the consolidated financial position of the Parent as at the respective dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount and comply in all material respects with the applicable rules and regulations of the SEC.

                  (c) Between December 31, 2004 and the date hereof, except as disclosed in the Parent SEC Reports, there has not been any change in the business, operations or financial condition of the Parent that has had or reasonably would be expected to have a material adverse effect on the Parent.

                  (d) The Parent and Merger Sub do not have any liability or obligation (absolute, accrued, contingent or otherwise) other than those arising under this Agreement and those set forth in the Parent Disclosure Schedule.

         5.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Parent, Merger Sub or any shareholder of the Parent.

         5.6 Ownership of Merger Sub, No Prior Activities. As of the date hereof and as of the Effective Time, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and except for this Agreement and any other agreements or arrangements contemplated hereby or thereby, Merger Sub has not and will not have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person.

         5.7 Litigation. Except as set forth on the Parent Disclosure Schedule, there are no legal actions (i) pending or, to the knowledge of the Parent, threatened against the Parent, Merger Sub or the transactions contemplated by this Agreement or (ii) pending or, to the knowledge of the Parent, threatened against any current employee, officer or director of the Parent that, in any way relates to the Parent. The Parent is not subject to any order, judgment, writ, injunction or decree of any governmental authority.

         5.8 Taxes. The Parent has timely filed all material tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a governmental entity having authority to do so) ("Parent Tax Return"). Each such Parent Tax Return is true, correct and complete in all material respects. The Parent has paid, within the time and manner prescribed by law, all material taxes that are due and payable. No Parent Tax Return is the subject of any investigation, audit or other proceeding by any federal, state or local tax authority.

         5.9 No Employees; Labor Matters. Neither the Parent nor Merger Sub has any employees or consultants. No unfair labor practice, or race, sex, age, disability or other discrimination, complaint is pending, nor is any such complaint, to the knowledge of the Parent, threatened against the Parent before the National Labor Relations Board, Equal Employment Opportunity Commission or any other governmental authority, and no grievance is pending, nor is any grievance, to the knowledge of the Parent, threatened against the Parent or Merger Sub.

         5.10 Benefit Plans. Neither the Parent nor the Merger Sub has not adopted nor is it party to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Parent or any person affiliated with the Parent under Section 414(b), (c), (m) or (o) of the Code; provided except to the extent permitted in Section 6.1(b)(i) hereof.

         5.11 Contracts and Commitments.

                  (a)  Except  for  this   Agreement  and  the   agreements  and
transactions specifically contemplated by this Agreement, neither the Parent nor Merger Sub is a party to or subject to, nor plans to enter into:

                           (i) any agreement or other commitments  requiring any
payments or performance of services by the Parent or Merger Sub;

                           (ii) any  agreement or other  commitments  containing
covenants limiting the freedom of the Parent or Merger Sub to compete in any line of business or with any Person or in any geographic location or to use or disclose any information in their possession;

                           (iii) any license agreement (as licensor or licensee)
or royalty agreement;

                           (iv) any  agreement  of  indemnification,  other than
indemnification rights granted in the Bylaws of the Parent;

                           (v) any  agreement or  undertaking  pursuant to which
the Parent is: (A) borrowing or is entitled to borrow any money; (B) lending or has committed itself to lend any money; or (C) a guarantor or surety with respect to the obligations of any Person;

                           (vi) any powers of attorney granted by the Parent;

                           (vii) any leases of real or personal property; and

                           (viii) any  agreement  or other  obligation  to sell,
transfer, assign, hypothecate or exchange any or all of the assets of the Parent or the Merger Sub.

                  (b) Except as set forth in the Parent Disclosure Schedule, the Parent is not in violation or breach of any contract. There does not exist any event or condition that, after notice or lapse of time or both, would constitute an event of default or breach under any contract on the part of the Parent or, to the knowledge of the Parent, any other party thereto or would permit the modification, cancellation or termination of any contract or result in the creation of any lien upon, or any person acquiring any right to acquire, any assets of the Parent or Merger Sub. The Parent has not received in writing any claim or threat that Parent or Merger Sub has breached any of the terms and conditions of any contract.

                  (c) The consent of, or the delivery of notice to or filing with, any party to a contract is not required for the execution and delivery by the Parent of this Agreement or the consummation of the transactions contemplated under the Agreement.

         5.12 Books and Records. The books and records of the Parent have been maintained and preserved in accordance with applicable regulations and business practices. The corporate minutes books of the Parent and Merger Sub are complete and correct and the minutes and consents contained therein accurately reflect actions taken at a duly called and held meeting or by sufficient consent without a meeting. All actions by the Parent and Merger Sub which required director or shareholder approval are reflected on the respective corporate minute books.

         5.13  Assets.  The  Parent  has  no  fixtures,  furniture,   equipment,
inventory, intellectual property, accounts receivable or other assets other than cash and its interest in this Agreement.

         5.14 Compliance. To the Parent's knowledge, the Parent has complied in all material respects with all applicable federal, state and local laws and regulations to which it or its business may be subject, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against or, to the Parent's knowledge, has been threatened against the Parent alleging any failure to so comply.

         5.15 Disclosure. The representations and warranties of the Parent and Merger Sub herein, or in any document, exhibit, statement, certificate or schedule furnished by or on behalf of the Parent or Merger Sub to Company as required by this Agreement, do not contain and will not contain any untrue statement of a material fact and do not omit and will not omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

         6.1 Operation of the Parent.

                  (a) Except as specifically provided in this Agreement between the date of this Agreement and the Effective Time, the Parent shall:

                           (i)  maintain its books of account and records in the
usual and ordinary manner, and in conformity with its past practices;

                           (ii) other than making settlement agreements with its
auditors and former counsel, pay accounts payable and other obligations when they become due and payable in the ordinary course of business consistent with past practices except to the extent disputed in good faith;

                           (iii) conduct its  business,  if any, in the ordinary
course consistent with past practices, or as required by this Agreement;

                           (iv) pay all taxes  when due and file all  Parent Tax
Returns on or before the due date therefor except to the extent disputed in good faith;

                           (v)  make  appropriate  provisions  in its  books  of
account and records for taxes relating to its operations during such period (regardless of whether such taxes are required to be reflected in a tax return having a due date on or prior to the Closing Date);

                           (vi)  withhold all taxes  required to be withheld and
remitted by or on behalf of the Parent in connection with amounts paid or owing to any Parent personnel or other person, and pay such taxes to the proper governmental authority or set aside such taxes in accounts for such purpose;

                           (vii) make all  required  filings  on a timely  basis
with the SEC or any other state, federal or local regulatory body, including, without limitation, making all filings under the Securities Act and the Exchange Act, on a timely basis so as to maintain the Parent's status as a reporting company in good standing under the Exchange Act;

                           (viii) comply with the listing  requirements  of, and
take all steps reasonably necessary to maintain Parent's listing on, the OTC Bulletin Board; and

                           (ix) pay all fees and  expenses  due to the  Parent's
Transfer Agent.

                  (b) Without the prior written consent of the Company, between the date of this Agreement and the Effective Time (or termination of this Agreement), neither the Parent nor Merger Sub shall:

                           (i) issue any capital  stock (except for the issuance
of Parent Common Stock or common stock of Merger Sub specifically contemplated by this Agreement) or any options, warrants or other rights to subscribe for or purchase any capital stock or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of the capital stock of the Parent or Merger Sub;

                           (ii) directly or indirectly redeem, purchase, sell or
otherwise acquire any capital stock of the Parent, except as specifically contemplated by this Agreement;

                           (iii) hire any employee or retain any consultant;

                           (iv)  borrow or agree to borrow any funds,  incur any
indebtedness or directly or indirectly guarantee or agree to guarantee the obligations of others, or draw or borrow on any lines of credit that may be available to the Parent or Parent Sub;

                           (v)  except  as  specifically  contemplated  by  this
Agreement, enter into any oral or written agreement, contract, lease or other commitment;

                           (vi) place or allow to be placed a lien on any of the
assets of the Parent or Merger Sub;

                           (vii)  except as  specifically  contemplated  by this
Agreement, cancel, discount or otherwise compromise any indebtedness owing to the Parent or any claims which the Parent may possess or waive any rights of material value;

                           (viii) sell or otherwise dispose of any assets of the
Parent, except in the ordinary course of business consistent with past practices;

                           (ix)  commit any act or omit to do any act which will
cause a breach of this Agreement or any other material agreement, contract, lease or commitment;

                           (x)  violate  any  law  or   governmental   approval,
including, without limitation any federal or state securities laws;

                           (xi) make any loan, advance,  distribution or payment
of any type or to any Person other than as specifically contemplated by this Agreement;

                           (xii)  amend  its  Certificate  of  Incorporation  or
Bylaws;

                           (xiii) merge or  consolidate  with, or agree to merge
or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business or any Person or division thereof;

                           (xiv) make any tax  election or settle or  compromise
any tax liability other than in the ordinary course of business consistent with past practices;

                           (xv) lease or  purchase or agree to lease or purchase
any assets or properties;

                           (xvi)  take any  action  or series  of  actions  that
results in or is likely to result in (i) the delisting of the Parent Common Stock from trading on the OTC Bulletin Board, or (ii) the Parent losing its status as a reporting company in good standing under the Exchange Act; or

                           (xvii) enter into any  negotiations,  commitments  or
agreements that would result in undertaking any of the actions specified in this Subsection 6.1(b).

         6.2 Operation of Company.

                  (a) Except as specifically provided in this Agreement, between the date of this Agreement and the Effective Time, the Company shall:

                           (i)  maintain its books of account and records in the
usual and ordinary manner, and in conformity with its past practices;

                           (ii) pay accounts payable and other  obligations when
they become due and payable in the ordinary course of business consistent with past practices except to the extent disputed in good faith;

                           (iii) conduct its  business,  if any, in the ordinary
course consistent with past practices[, or as required by this Agreement;

                           (iv) pay all taxes when due and file all  Company Tax
Returns on or before the due date therefor except to the extent disputed in good faith;

                           (v)  make  appropriate  provisions  in its  books  of
account and records for taxes relating to its operations during such period (regardless of whether such taxes are required to be reflected in a tax return having a due date on or prior to the Closing Date); and

                           (vi)  withhold all taxes  required to be withheld and
remitted by or on behalf of the Company in connection with amounts paid or owing to any Company personnel or other person, and pay such taxes to the proper governmental authority or set aside such taxes in accounts for such purpose.

                  (b) Without the prior written consent of the Parent, between the date of this Agreement and the Effective Time (or termination of this Agreement), the Company shall not:

                           (i) except as contemplated  by this Agreement,  issue
any capital stock or any options, warrants or other rights to subscribe for or purchase any capital stock or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of the capital stock of the Company;

                           (ii) directly or indirectly redeem, purchase, sell or
otherwise acquire any capital stock of the Company, except as specifically contemplated by this Agreement;

                           (iii) grant any increase in the compensation payable,
or to become payable, to any Company personnel or enter into any bonus, insurance, pension, severance, change-in-control or other benefit plan, payment, agreement or arrangement for or with any Company personnel, except as consistent with past practices in the ordinary course of business or in accordance with prior recommendations of the Compensation Committee of the Company;

                           (iv)  except  as  may  be   required  or   reasonably
necessary in order to complete the transactions contemplated by this Agreement, agree to borrow any funds, incur any indebtedness or directly or indirectly guarantee or agree to guarantee the obligations of others, or draw or borrow on any lines of credit that may be available to Company;

                           (v)  place or allow to be placed a lien on any of the
assets of the Company;

                           (vi) sell or  otherwise  dispose of any assets of the
Company, except in the ordinary course of business consistent with past practices;

                           (vii) commit any act or omit to do any act which will
cause a breach of this Agreement or any other material agreement, contract, lease or commitment to which the Company is party;

                           (viii)  violate  any  law or  governmental  approval,
including, without limitation any federal or state securities laws;

                           (ix) make any loan, advance,  distribution or payment
of any type or to any Person other than as contemplated by this Agreement;

                           (x) amend its Certificate of Incorporation or Bylaws;

                           (xi)  except  as   contemplated  by  this  Agreement,
consolidate with, or agree to merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business or any Person or division thereof;

                           (xii) make any tax  election or settle or  compromise
any tax liability other than in the ordinary course of business consistent with past practices;

                           (xiii)  lease  or  purchase  or  agree  to  lease  or
purchase any assets or properties; or

                           (xiv)  enter into any  negotiations,  commitments  or
agreements that would result in undertaking any of the actions specified in this Subsection 6.2(b).

                                  ARTICLE VII

                              ADDITIONAL AGREEMENTS

         7.1 Access to Information.

                  (a) From the date hereof to the  Effective  Time,  the Company shall afford, and shall cause its officers, directors, employees, representatives and agents to afford, to the Parent and to the officers, employees and agents of the Parent reasonable access during normal business hours to the Company's officers, employees, agents, representatives, properties, books, records and contracts, and shall furnish to the Parent all financial, operating and other data and information as the Parent, through its agents, officers, employees or other representatives, may reasonably request.

                  (b) From the date  hereof to the  Effective  Time,  the Parent shall afford, and shall cause its officers, directors, employees, representatives and agents to afford, to the Company and to the officers, employees and agents of the Company reasonable access during normal business hours to the Parent's officers, employees, agents, representatives, properties, books, records and contracts, and shall furnish to the Company all financial, operating and other data and information as the Company, through its agents, officers, employees or other representatives, may reasonably request.

                  (c) No investigation pursuant to Section 7.1(a) shall affect any representations or warranties of the Parties herein or the conditions to the obligations of the Parties.

         7.2 Expenses and Taxes. Except to the extent otherwise set forth herein, each of the Parties shall pay its respective costs incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of the attorneys, accountants and advisors.

         7.3 News Releases. Except as required by applicable law, any news releases or other public disclosure pertaining to the transactions contemplated hereby shall be delivered to the other Party for review and approval in writing at least two (2) Business Days prior to the dissemination thereof.

         7.4 Additional Agreements. Subject to the terms and conditions of this Agreement, each Party agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the constituent corporations, the proper officers and directors of each such corporation shall take all such necessary or desirable action.

         7.5 Notification of Certain Matters.

                  (a) The Company shall give prompt notice to the Parent of any material inaccuracy in any representation or warranty made by it herein, or any material failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Company under this Agreement; provided, however, that no such notification shall affect the representations or warranties or covenants or agreements of the Company or the conditions to the obligations of the Parent hereunder.

                  (b) The Parent shall give prompt notice to the Company of any material inaccuracy in any representation or warranty made by it herein, or any material failure of the Parent to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties or covenants or agreements of the Parent or the conditions to the obligations of the Company hereunder.

                  (c) The Company and the Parent shall each promptly advise the other orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, in the future would have, a Material Adverse Effect or any adverse effect on the right or ability of any Party to enter into and complete the Merger and other transactions contemplated hereby.

         7.6 Confidentiality.

                  (a) Each Party shall hold, and shall cause its officers, employees, agents and representatives, including, without limitation, attorneys, accountants, consultants and financial advisors who obtain such information to hold, in confidence, and not use for any purpose other than evaluating the transactions contemplated by this Agreement, any confidential information of another Party obtained through the investigations permitted hereunder, which for the purposes hereof shall not include any information which (i) is or becomes generally available to the public other than as a result of disclosure by a
Party or one of its affiliates in violation of its obligations under this Subsection, (ii) becomes available to a Party on a non-confidential basis from a source, other than the Party which alleges the information is confidential or its affiliates, which has represented that such source is entitled to disclose it, or (iii) was known to a Party on a non-confidential basis prior to its disclosure to such Party hereunder. If this Agreement is terminated, at the request of a Party, the other Party shall deliver, and cause its officers, employees, agents, and representatives, including, without limitation, attorneys, accountants, consultants and financial advisors who obtain confidential information of the requesting Party pursuant to investigations permitted hereunder, to deliver to the requesting Party all such confidential information that is written (including copies or extracts thereof).

                  (b) If a Party or a Person to whom a Party transmits confidential information of another Party is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of such confidential information, such Party or other Person will provide the other Party with prompt written notice so that such Party may seek a protective order or other appropriate remedy or waive compliance with
Section 7.6(a). If such protective order or other remedy is not obtained, or if the applicable Party waives compliance with Section 7.6(a), the Party or Person subject to the request will furnish only that portion of such confidential information which is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such confidential information.

         7.7 Consents and Filings.

                  (a) The Parties shall, promptly after execution of this Agreement, make all required filings and submissions with respect to the Merger and the Placement. Each Party will take all reasonable actions to obtain any other consent, authorization, order or approval of, or any exemption by, any Person required to be obtained or made in connection with the Merger, the Placement, and the other transactions contemplated by this Agreement. Each Party will cooperate with and promptly furnish information to the other Party in connection with obtaining such consents or making any such filings and will promptly furnish to the other Party a copy of all filings made with a governmental authority.

                  (b) Without  limiting the  severability  of Section  7.7(a) of this Agreement, the Company will prepare and distribute to the Company's shareholders an Information Statement/Offering Memorandum which, in the reasonable opinion of the Parent and its counsel, complies with the informational requirements applicable to the Company's solicitation of consent for the Merger or notify its non-consenting shareholders of their rights under Delaware Law and the Parent's offer of shares of its common stock as the consideration for the Merger under an exemption from registration pursuant to Rule 506 of the Securities Act. The Parent will take reasonable action necessary to permit the Company to incorporate Parent SEC filings into the Information Statement/Offering Memorandum.

         7.8 Parent SEC Filings. Between the date hereof and the Closing Date, the Company shall cooperate with the Parent in connection with the preparation and filing of, and provide to the Parent for inclusion or incorporation by reference in, any reports, filings, schedules or registration statements (including any prospectus contained in any such registration statement) to be filed by the Parent with the SEC (the "Parent Filings"). Without limiting the foregoing, the Company shall take all commercially reasonable actions requested by the Parent to enable the Parent to include or incorporate by reference in the Parent Filings any Financial Statement of Company, including, without limitation, and any auditors' report thereon. The Parent agrees that (i) at least three (3) Business Days prior to filing, the Parent shall furnish the Company copies of all proposed Parent Filings relating to, disclosing or describing the transactions contemplated by this Agreement or the Placement, and
(ii) it shall not make any Parent Filing described in the immediately preceding clause (i) without the prior consent of the Company, which shall not be unreasonably withheld, conditioned or delayed.

         7.9  Escrow  Agreement  and  Cancellation.   Simultaneously   with  the
execution of this Agreement:

                  (a) The Parent and the Company will enter into an Escrow Agreement in the form annexed hereto as Exhibit D (the "Escrow Agreement") with Arnold P. Kling Esq., pursuant to which current shareholders of Parent Company Common Stock will place (i) 300,000 shares of Common Stock (the "Escrow Shares"), and (ii) the Company at or before Closing, will deposit $150,000 (of which $15,000 is presently held by Sommer & Schneider LLP representing the remaining funds of a deposit of $115,000 made by the Company simultaneously with the execution of this Agreement and $135,000 will be doposited by Company on the Effective Date). On or after the Effective Date, $15,000 will be held and applied to pay the remaining balance of a $115,000 note payable within 30 days of closing; $95,000 will be held for a period of one year and used during that period to pay any claims or contingent liabilities of the Parent during the year and the balance of $40,000 will be used to pay legal fees related to the Merger, including $15,000 to the Escrow Agent. The remaining shares and funds will be paid to the manager as a fee at the end of the year.

                  (b) The Holders of 2,208,521 shares of outstanding Parent Company Common Stock will surrender the certificates representing such shares with Medallion Guaranteed powers and instructions to cancel the shares and return them to the status of authorized and unissued shares (the "Cancelled Shares").

                                  ARTICLE VIII

                  CLOSING DELIVERIES AND CONDITIONS TO CLOSING

         8.1 Documents to be Delivered by Parent. At the Closing, the Parent shall deliver to the Company the following:

                  (a) A certificate, executed by an officer of the Parent in such detail as the Company shall reasonably request, certifying that all representations, warranties and covenants of the Parent and Merger Sub herein are true and correct as of the Effective Time. The delivery of such certificate shall constitute a representation and warranty of the Parent as to the statements set forth therein.

                  (b) A copy of the resolutions adopted by (i) the shareholders and Board of Directors of Merger Sub, and (ii) the Board of Directors of the Parent, approving this Agreement, the Merger and the transactions contemplated hereby, certified by their respective Secretaries.

                  (c) The Certificate of Merger, duly executed by the Parent and Merger Sub.

                  (d) Factual certificates, in a form and substance reasonably satisfactory to the Company and its counsel, confirming and supporting the representations of the Parent contained in Section 5.2 hereof.

                  (e) An opinion of counsel, dated as of the Closing Date, in a form reasonably acceptable to Company, with respect to the matters of set forth in Exhibit E to this Agreement.

                  (f) The Escrow Agreement, Escrow Shares and the Cancelled Shares.

                  (g) Such other customary certificates or documents as may be reasonably required by the Company.

         8.2 Documents to be Delivered by the Company. At the Closing, the Company shall deliver to the Parent the following:

                  (a) A certificate, executed by the President of the Company, in such detail as the Parent shall reasonably request, certifying that all representations, warranties and covenants of the Company herein are true and correct as of the Effective Time. The delivery of such certificate shall constitute a representation and warranty of the Company as to the statements set forth therein.

                  (b) A copy of the resolutions adopted by the stockholders and Board of Directors of the Company approving this Agreement, the Merger, and the transactions contemplated hereby, certified by the Secretary of the Company.

                  (c) An opinion of counsel, dated as of the Closing Date, in form reasonably acceptable to the Parent, with respect to the matters set forth in Exhibit F to this Agreement.

                  (d) The $150,000 escrow deposit; and

                  (e) Such other customary certificates or documents as may be reasonably required by Parent.

         8.3 Conditions to Obligations of Each Party. Each Party's obligations to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver at or prior to the Closing, of each of the following conditions:

                  (a) No temporary restraining order, preliminary or permanent injunction or other order issued by any governmental authority or other material legal restraint or prohibition issued or promulgated by a governmental authority preventing the consummation of the transactions contemplated by this Agreement shall be in effect or shall be threatened, and there shall not be any law or regulation enacted or deemed applicable to the transactions contemplated by this Agreement that makes consummation of such transactions illegal.

                  (b)  The   Certificate   of  Merger   shall  have  been  filed
simultaneously with the Closing.

         8.4 Conditions to Obligations of the Parent and Merger Sub. The obligation of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:

                  (a) Each of the representations and warranties of the Company set forth in this Agreement (i) that are not qualified by materiality must have been true and correct in all material respects as of the Closing Date, and (ii) that are qualified by materiality must have been true and correct as of the Closing Date; except, in each case, for inaccuracies that would not individually or in the aggregate have a Material Adverse Effect on the Company.

                  (b) All of the obligations, covenants and agreements with which the Company is required to comply or that the Company is required to perform under this Agreement at or prior to the Closing shall have been complied with and performed in all material respects.

                  (c) The documents required to be delivered by the Company pursuant to Section 8.2 above shall have been delivered simultaneously with the Closing.

         8.5 Conditions to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:

                  (a) Each of the representations and warranties of the Parent and Merger Sub set forth in this Agreement (i) that are not qualified by materiality must have been true and correct in all material respects as of the Closing Date, and (ii) that are qualified by materiality must have been true and correct as of the Closing Date; except, in each case, for inaccuracies that would not individually or in the aggregate have a material adverse effect on the Parent.

                  (b) All of the obligations, covenants and agreements with which the Parent or Merger Sub is required to comply or that the Parent or Merger Sub is required to perform under this Agreement at or prior to the Closing shall have been complied with and performed in all material respects.

                  (c) The documents required to be delivered by the Parent pursuant to Section 8.1 hereof shall have been delivered simultaneously with the Closing.

                                   ARTICLE IX

                          NO SOLICITATION; TERMINATION

         9.1 No Solicitation. Unless and until this Agreement shall have been terminated prior to the Closing Time pursuant to and in compliance with Section
9.2 hereof, neither the Parent nor the Company shall (whether directly or indirectly through its respective advisors, agents or other intermediaries), nor shall the Company or the Parent authorize or permit any of its respective officers, directors, agents, employees, representatives or advisors to (i)
solicit, initiate, encourage (including by way of furnishing information) or take any action to facilitate the submission of any inquiries, proposals or offers (whether or not in writing) from any person (other than the Parent or the Company, as the case may be, and its respective affiliates) relating to (A) any acquisition or purchase of any of the assets of the Company or the Parent, as the case may be, or of any class of equity securities of the Company or Parent, as the case may be (other than the securities as contemplated in the Placement),
B) any tender offer (including a self tender offer) or exchange offer, (C) any merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or Parent, as the case may be, or (D) any other transaction the consummation of which would or would reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which would or would reasonably be expected to materially dilute the benefits to the other Party hereto of the transactions contemplated by this Agreement (collectively, "Acquisition Proposals"), or agree to, recommend or endorse any Acquisition Proposals, (ii) enter into or execute any agreement with respect to any of the foregoing or
(iii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any other person any information with respect to its business, properties or assets in connection with the foregoing, or otherwise cooperate in any way with, or participate in or assist, facilitate, or encourage, any effect or attempt by any other person (other than the Company or the Parent, as the case may be, and its respective affiliates) to do or seek any of the foregoing. If either the Parent or the Company is contacted by a third party with respect to an Acquisition Proposal, it shall immediately notify the other Party hereto of the identity of the third party and the nature of the Acquisition Proposal. Nothing herein contained however, shall prevent the Company from acquiring assets or the business interests of third parties, consistent with its business plans, for cash, stock or a combination thereof, except to the extent such transaction (i) increases the number of shares of the Corporation's common stock and common stock equivalents beyond the number set forth in Section 4.2, above, or (ii) would result in any person or group of person owning more than 5% of the outstanding securities of the Parent, assuming the Merger had been completed on the day immediately following such transaction.

         9.2 Termination. This Agreement may be terminated at any time prior to the Effective Time:

                  (a) by mutual written consent of each of the Parties hereto at any time prior to the Closing;

                  (b) by the Parent in the event of a material breach by the Company of any provision of this Agreement for which written notice has been given to the Company and which breach has not been cured prior to 60 days from the date hereof (the "Termination Date"); provided, however that the right to terminate this Agreement under this Section 9.2(b) shall not be available to the Parent if the Parent or Merger Sub have materially breached or failed to perform any provision of this Agreement and such breach or failure remains uncured;

                  (c) by the Company in the event of a material breach by Parent or Merger Sub of any provision of this Agreement which breach has not been cured prior to the Termination Date; provided, however, that the right to terminate this Agreement under this Section 9.2(c) shall not be available to the Company if the Company has materially breached or failed to perform any provision of this Agreement and such breach or failure remains uncured;

                  (d) by either the Parent or the Company if the Closing shall not have occurred the Termination Date; provided, however, the right to terminate this Agreement under this Section 9.2(d) shall not be available (i) to any Party whose failure to fulfill any obligation hereunder has been the cause of, or results in, the failure of the Closing to have occurred on or before the Termination Date, or (ii) any failure by the Parent or Merger Sub to deliver (or have available for immediately delivery) all documents required to be delivered by Parent pursuant to Section 8.1 of this Agreement, or (iii) any failure by Parent or Merger Sub to comply with all pre-closing covenants of the Parent or Merger Sub contained in Article VII or Section 6.1 of this Agreement; or

                  (e) by the Parent or the Company if the other Party pursues or otherwise enters into negotiations with respect to an Acquisition Proposal or enters into any agreement or understanding with respect to an Acquisition Proposal.

         9.3 Effect of Termination. Except for the provisions of Sections 7.2, 7.3, 7.6, 9.4 and the provisions of Article X hereof, each of which shall survive any termination of this Agreement, in the event of termination of this Agreement pursuant to Section 9.2, this Agreement shall forthwith become void and of no further force and effect and the Parties shall be released from any and all obligations hereunder; provided, however, that, except as specifically provided in Section 9.4 below, nothing herein shall relieve any Party from liability for the breach of any of its obligations under this Agreement.

         9.4 Damages Fee; Repayment of Certain Advances..

                  (a) (i) In the event of any valid termination of this Agreement by the Parent in accordance with the provisions of Section 9.2(b) or
(e) above, the Parent shall be entitled to a lump sum payment from the Company equal to $25,000 plus Parent's documented transaction-related legal expenses in an amount not to exceed $25,000 (collectively, the "Damages Fee") in addition to retaining all non-refundable deposits heretofore made by Company. In such event the Parent may deduct the Damages Fee from the $115,000 advance made to Parent by the Company and the balance will be due six months from the date of such termination.

                           (ii) In the  event of any valid  termination  of this
Agreement by the Company in accordance with the provisions of Section 9.2(c), or
(e) above, the Company shall be entitled to a lump sum payment from the Parent equal to the Damages Fee and the sum of $115,000 advanced to the Parent on the date this Agreement was executed shall be due to the Company six months from the date of such termination..

                  (b) The Parties to this Agreement agree that it may be difficult, if not impossible, to accurately determine the amount of damages that may be incurred by the Parent and Merger Sub, on one hand, or the Company, on the other hand, as a result of any failure to close the transactions contemplated by this Agreement. Accordingly, the Parties hereto agree that the Damages Fee payable by a Party under the circumstances described in Section 9.4(a) above is reasonable and shall be the sole and exclusive remedy of the Parent and Merger Sub against the Company or the Company against the Parent and Merger Sub (or any of its respective stockholders, officers, directors, agents, employees or direct or indirect affiliates) in the event of any termination of this Agreement prior to Closing which gives rise to a claim for the Damages fee. Any dispute concerning payment of the Damages Fee or the termination of this Agreement by the Parent shall be settled by binding arbitration in accordance with the provisions of Section 10.8 hereof; provided, however, that the arbitrator shall have no authority to change the amount of the Damages Fee from $50,000; however, the arbitrator may assess costs, including reasonable counsel fees.

                                   ARTICLE X

                               GENERAL PROVISIONS

         10.1 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

         10.2 Waiver. At any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the Company's stockholders, any Party may (i) extend the time for the performance of any of the obligations or other acts of any other Party hereto or (ii) waive compliance with any of the agreements of any other Party or with any conditions to its own obligations. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of the Party making the waiver or granting the extension by a duly authorized officer. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         10.3 Assignment and Binding Effect. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Company without the prior written consent of the Parent or assigned by Parent without the prior written consent of Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, transferees and assigns, and no other Person shall have any right, benefit or obligation hereunder.

         10.4 Governing Law. Except as to matters relating to the internal laws of a jurisdiction, this Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of law principles thereof.

         10.5 Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof.

         10.6 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

         10.7 Titles. The titles, captions or headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         10.8 Attorneys' Fees. Should any Party institute any Action to enforce any provision of this Agreement, including, without limitation, an Action for declaratory relief, damages by reason of an alleged breach of any provision of this Agreement, equitable relief or otherwise in connection with this Agreement, or any provision hereof, the prevailing Party shall be entitled to recover from the losing Party or Parties reasonable attorneys' fees and costs for services rendered to the prevailing Party in such Action.

         10.9 Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         10.10 Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any Party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another Party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable Party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed given at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given two
(2) Business Days hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively deemed given at the time of confirmation of delivery. The addresses for the Parties are as follows:

         If to the Company:              bioMETRX Technologies, Inc.
                                         33 South Service Road, Suite #111
                                         Jericho, NY  11753
                                         Attention: Mark Basile, Chief Executive
                                                    Officer
                                         Fax: (516) 750-9717

         with a copy to:                 Weber & Pullin LLP
                                         7600 Jericho Turnpike
                                         Woodbury, NY  11797
                                         Attention:  Allan Pullin, Esq.
                                         Fax: (516) 364-3456

         If to the Parent or Merger Sub: MarketShare Recovery, Inc.
                                         95 Broadhollow Road, Suite 101
                                         Melville, NY  11747
                                         Attention: Raymond Barton, Chief
                                                    Executive Officer
                                         Fax: (631) 385-3205

         with a copy to:                 Sommer & Schneider LLP
                                         595 Stewart Avenue, Suite 710
                                         Garden City, NY  11530
                                         Attention: Herbert H. Sommer, Esq.
                                         Fax: (516) 228-8211

Any Party may change such Party's address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other Parties.

         10.11 Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against a Party shall be made solely by virtue of such Party allegedly having been the draftsperson of this Agreement.

         10.12 Incorporation by Reference. All Exhibits and Schedules attached hereto or to be delivered in connection herewith are incorporated herein by this reference.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, each of Parent, Merger Sub and Company has caused this Agreement to be executed as of the date first written above by its officer thereunto duly authorized.

BIOMETRX TECHNOLOGIES, INC.


By: /s/ Mark Basile
    ------------------------------------
    Mark Basile, Chief Executive Officer

MARKETSHARE RECOVERY, INC.


By: /s/ Raymond Barton
    ------------------------------------
    Raymond Barton, Chief Executive Officer

MARKETSHARE MERGER SUB INC.
(a corporation to be formed)

By: MARKETSHARE RECOVERY, INC.


By: /s/ Raymond Barton
    ------------------------------------
    Raymond Barton, Chief Executive Officer

                                    EXHIBIT A


                              Letter of Transmittal

                                    EXHIBIT B


                           Company Disclosure Schedule



4.2 Shareholder List

Common Stock - See Attached

4.4 Financial Statements

Audit by Meyer & Schwartz, C.P.A's - See Attached

4.11 Intellectual Property

Patent Application  S.N. 10/818,655 - Collard & Roe, P.C. Company Counsel

                                    EXHIBIT C


                           Parent Disclosure Schedule



5.2 (e)  List of Holders:

Common Stock - See attached list

5.7  Litigation

                  Robert Feldman - Mr. Feldman is a former officer, director and principal shareholder. He has made numerous threats to sue the Company and its management, as well as threatening to contact various state and federal agencies. Copies of all correspondence has be furnished to the Company and its counsel.

                                    EXHIBIT D


                                Escrow Agreement


                                     To Come

                                    EXHIBIT E


                 Form of Legal Opinions of Counsel to the Parent


                                     To Come

                                    EXHIBIT F


                 Form of Legal Opinion of Counsel to the Company


                                     To Come




                                       F-1